UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

Zalatoris Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41143	86-1837862
(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 5801,
New York, New York 10005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (917) 675-3106

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary share and one Redeemable Warrant	TCOA.U	New York Stock Exchange
Class A Ordinary Share, $0.0001 par value per share	TCOA	New York Stock Exchange
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	TCOA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously reported, on September 8, 2023, Zalatoris Acquisition Corp., a Delaware corporation (the “Company”), entered into a definitive Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”) with Millymont Limited, a private limited company incorporated in Ireland (“Holdco”), AnyTech365 Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdco (“Merger Sub”), J. Streicher Technical Services, LLC, a Delaware limited liability company (“J. Streicher”), Anteco Systems, S.L., trading as AnyTech365, a company incorporated in Spain and registered at the Commercial Registry of Malaga under reference MA-122108 (the “Target”), Miguel Angel Casales Ruiz and Thomas Marco Balsloev, as the Target’s representatives (the “Target’s Representatives”), and Jaleel Lewis, as the Company’s representative (the “Company Representative”). The Company, Merger Sub, Holdco, J. Streicher, Target, Target’s Representatives, and Company Representative are sometimes referred to herein individually as a “Party” and, collectively as the “Parties.”

On January 19, 2024, the Company issued a press release announcing the confidential submission of a draft registration statement on Form F-4, including a preliminary proxy statement/prospectus (the “Registration Statement”) to the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Business Combination Agreement and the proposed business combination (the “Transaction”). Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the Press Release. Neither the information in this Item 7.01 nor Exhibit 99.1 is to be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

In connection with the Transaction between the Parties, Holdco filed confidentially with the SEC a preliminary Registration Statement, which will be delivered to the Company’s stockholders once definitive. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Transaction and the other matters for the Company’s stockholders’ approval in connection with the Transaction (the “Stockholder Approval Matters”) and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction and the Stockholder Approval Matters. The Company’s stockholders and other interested persons are advised to read, when available, the definitive Registration Statement and other documents filed in connection with the Transaction and Stockholder Approval Matters, as these materials will contain important information about the Company, the Target, the Transaction and the Stockholder Approval Matters. When available, the Registration Statement and other relevant materials for the Transaction and Stockholder Approval Matters will be mailed to stockholders of the Company as of a record date to be established for voting on the Transaction and the Stockholder Approval Matters. Stockholders will also be able to obtain copies of the Registration Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Zalatoris Acquisition Corp., 99 Wall Street, Suite 5801, New York, NY 10005.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination and related matters. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1, as amended, which was initially filed with the SEC on March 8, 2021 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zalatoris Acquisition Corp., 99 Wall Street, Suite 5801, New York, NY 10005. Additional information regarding the interests of such participants will be contained in the Prospectus and Proxy Statement when available.

The Target and its directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination and related matters. A list of the names of such parties and information regarding their interests in the Business Combination and related matters will be included in the Prospectus and Proxy Statement when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Target’s industry and market sizes, future opportunities for the Company and the Target, the Company’s and the Target’s estimated future results and the transactions contemplated by the Transaction, including the implied enterprise value and ownership structure and the likelihood and ability of the parties to successfully consummate the Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the risk that the Transaction may not be completed by the Company’s deadline as set out in the Company’s charter and the potential failure to obtain an extension of such deadline if sought by the Company; (3) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Business Combination Agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals; (4) the lack of a third-party valuation in determining whether or not to pursue the Transaction; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (6) the effect of the announcement or pendency of the Transaction on the Target’s business relationships, performance and business generally; (7) risks that the Transaction disrupts current plans and operations of the Target; (8) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Transaction; (9) the ability to maintain the listing of the Company’s securities on the NYSE; (10) the price of the Company’s securities, including following the closing of the Transaction, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the capital structure; (11) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction and to identify and realize additional opportunities; (12) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target’s operations; (13) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target’s products or services, or experience significant delays in doing so; (14) the risk that the Target may not achieve or sustain profitability; (15) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (16) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated January 19, 2024
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has caused this report to be signed on its behalf by the undersigned duly authorized officer.

ZALATORIS ACQUISITION CORP.

Date: January 19, 2024	By:	/s/ Paul Davis
Paul Davis
Chief Executive Officer

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